================================================================================

                                     [LOGO]

                            LONGLEAF PARTNERS FUNDS

                                QUARTERLY REPORT
                               at March 31, 1998

                                 PARTNERS FUND

                                  REALTY FUND

                                 SMALL-CAP FUND

================================================================================

                                  MANAGED BY:

                      SOUTHEASTERN ASSET MANAGEMENT, INC.

                                  Memphis, TN

                                    CONTENTS

Letter to Shareholders.....................................    2
Longleaf Partners Fund (Partners Fund)
  Management Discussion....................................    4
  Performance History and Portfolio Summary................    5
  Portfolio Investments....................................    6
Longleaf Partners Realty Fund (Realty Fund)
  Management Discussion....................................    8
  Performance History and Portfolio Summary................    9
  Portfolio Investments....................................   10
Longleaf Partners Small-Cap Fund (Small-Cap Fund)
  Management Discussion....................................   12
  Performance History and Portfolio Summary................   13
  Portfolio Investments....................................   14
Service Directory..........................................   19
Trustees and Officers......................................   21

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

First Quarter Performance

We are pleased to report that first quarter results greatly exceeded our expectations. In fact, the Partners and Small-Cap Funds' returns for the last three months surpassed what we recently thought might be tough bogeys for all of 1998. The equity markets have proceeded to soundly repeal the platitude, "If it can't get better, it won't." After a record seven consecutive up years for the S&P 500 we believed stock performance could not get better. It did.

The increases in the three Funds' net asset values for the quarter were:
Partners Fund up 13.6%; Realty Fund up 1.4%; and Small-Cap Fund up 12.4%. The Small-Cap and Realty Funds outperformed their benchmark indices while the Partners Fund approximately matched the S&P 500.

Margin of Safety

We have begun selling some of our most successful long-term holdings in the Partners and Small-Cap Funds as prices have risen to our appraisals. Without exception, these businesses' share prices have compounded faster than the growth of their underlying corporate values, completing the very profitable evolution that our research team had hoped for when we decided to buy these stocks. Parting company with beloved investments presents adverse consequences. We must pay capital gains taxes (albeit the lowest in recent history) for these winners; moreover, we will be very pressed to find businesses their equal at our required discounts.

You might logically ask, "Why not continue holding these excellent compounders even though they have reached full value?" The reason is no margin of safety remains of value over price. Having a significant discount from intrinsic value is paramount for two reasons. It protects one's capital against risk of permanent loss. Second, the closing of the discount between price and economic worth is one of two components in the compounding process. Without this "closing the gap phenomenon," our stocks' performance depends entirely on the growth of the underlying companies. We want both the shrinking of the discount and the building of the enterprise value to be at work compounding for our Funds' owners. Additionally, we want all the insurance we can build into our portfolios at today's rarefied market levels.

Short-Term Lending

In quarterly letters over the past three years we have often lamented how challenging our mission of finding qualifying equity investments has become, first in the Partners Fund and then in Small-Cap. Somehow, through an insightful analytical anomaly or because of an evanescent market downdraft, we have uncovered enough opportunity to succeed. This may not be the case in the months to come. Today's market ebullience has priced many stocks of interest to these two Funds through our evaluations. Hard work and numerous management visits are producing no qualifiers -- companies priced at less than 60% of our conservative estimate of their worth. By contrast, qualifying businesses for the Realty Fund remain available.

While the Realty Fund is fully invested, cash levels have increased in the Partners and Small-Cap Funds. Through the purchase of government-backed cash equivalents, we are now doing our share of financing our profligate friends in Washington. Like you, we are not enamored with the long-term returns accorded lenders compared to those of owners. In the short run, however, if the price of ownership increases sufficiently, the implied returns diminish to a level where the temporary ownership of government obligations becomes the only intelligent option. We hope this residual commitment will be short-lived, but it may not be.

We will remain extremely vigilant for long-term equity opportunity. Increased market volatility comparable to that experienced in the second half of 1997, a traditional cyclical market decline, or additional foreign opportunities stemming from the financial crisis in Asia could each yield the chance to buy undervalued stocks. We will not, however, change our long-held disciplines for your capital nor for ours.

Annual Meeting

Our Annual Meeting will be Wednesday, May 13, at 5:30 p.m. at the Memphis Botanic Garden. After ten years of presentations and minimal time for questions, we have decided to reverse the time allocated to each. We will limit our prepared remarks, so bring any questions that are of interest and we will attempt to answer them. We look forward to seeing many of you there.

Sincerely,
                               /s/ G. Staley Cates        /s/ C.T. Fitzpatrick
                               --------------------       ---------------------
                               G. Staley Cates, CFA       C.T. Fitzpatrick, CFA

                               Co-Portfolio Manager       Co-Portfolio Manager

/s/ O. Mason Hawkins
---------------------
O. Mason Hawkins, CFA

Co-Portfolio Manager

--------------------------------------------------------------------------------
                     PARTNERS FUND - MANAGEMENT DISCUSSION
                       by Mason Hawkins and Staley Cates

Over the past year we have explicitly discussed the market's high levels and our corresponding difficulty finding undervalued and qualifying investments. The corollary to this should be that our partners decrease their return expectations. Below is a brief recap.

     Over the past 25 years we have faced three other periods (1972, 1980, and 1987) where it has been extremely difficult to find qualifying investment ideas. -- March 31, 1997

     Investors are paying peak multiples for peak levels of profitability.
      -- June 30, 1997

     The composite price-to-value ratio of these two Funds [Partners and Small-Cap] are at their highest levels . . . We would welcome a market correction. -- September 30, 1997

     The United States equity markets, in closing out 1997, have just completed the longest uninterrupted period of compounding in the twentieth century . . . You should clearly remember our recent 1990's experience. We firmly believe it is unlikely to be repeated soon, if ever again in our lifetimes. -- December 31, 1997

In spite of our naysaying, Partners Fund performance for the last twelve months, up 42.6%, exceeds any calendar year return in the Fund's history. As owners we are pleased. As portfolio mangers looking for discounted prices, we are stymied. Our warning stands -- this pace of compounding will end. The historical norm for cyclical market declines has been approximately 25%. We would gladly suffer the short-term consequences to uncover the underlying opportunities that would arise.

The first quarter was newsworthy for several of our companies. Alltel announced its acquisition of 360 degrees Communications. USA Waste and its very capable management team are bidding for Waste Management. U S West Media Group will soon be an independent company renamed MediaOne.

Our three holdings, Philips, FDX Corp. and Seagram, whose prices were hurt the most by the Asian turmoil in 1997, have recovered nicely. Their collective gain added almost $100 million to the Partners Fund in the quarter.

We sold Kansas City Southern as it reached our appraisal. We thank Landon Rowland and his team for their many capital allocation and management decisions that increased corporate value. It is bittersweet to part with such wonderful corporate partners who have been instrumental to our prosperity. We currently have several long-time holdings which are approaching full value. We have redeployed some of our cash proceeds into two very interesting new positions, UCAR International, Inc. and Pioneer Natural Resources.

--------------------------------------------------------------------------------
                    PARTNERS FUND - PERFORMANCE HISTORY AND
                               PORTFOLIO SUMMARY
                            AVERAGE ANNUAL RETURNS*

                      FOR THE PERIODS ENDED MARCH 31, 1998

                                    Partners   S&P 500   Value-Line
                                      Fund      Index      Index
                                    --------   -------   ----------
Year-to-Date                         13.59%     13.95%     10.03%
One Year                             42.62      48.01      34.83
Three Years                          26.33      32.80      19.63
Five Years                           22.56      22.39      12.29
Ten Years                            19.70      18.92       8.16

* The average annual returns for the Longleaf Partners Fund and the S&P 500 are shown with all dividends and distributions reinvested; the Value-Line Geometric Index is not available with reinvested dividends. The indices shown are unmanaged. Past performance is no guarantee of future performance, and the value of an investment when redeemed may be more or less than the purchase price.

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 36.3% OF NET ASSETS)

U S WEST MEDIA GROUP (UMG)                                                 10.7%
Cable and communications company whose focus is providing a single line to the home for multiple services including video, Internet access, and voice.

KNIGHT RIDDER, INC. (KRI)                                                   7.0%
One of the largest newspaper publishers in the U.S.

FDX CORPORATION (FDX)                                                       6.6%
Integrated air-ground transportation company providing time-definite delivery of packages and documents worldwide.

PHILIPS ELECTRONICS N.V. (PHG)                                              6.2%
Owner of 75% of recording company Polygram. Also a leading manufacturer of lighting systems, electronics products including television and stereo equipment, appliances and semiconductors.

WASTE MANAGEMENT, INC. (WMX)                                                5.8%
The world's largest solid waste collection and disposal company with residential, commercial and industrial customers throughout North America.

                               PORTFOLIO CHANGES
                     JANUARY 1, 1998 THROUGH MARCH 31, 1998

            NEW HOLDINGS                           ELIMINATIONS
            ------------                           ------------
Marriott International, Inc. - Class  Kansas City Southern Industries, Inc.
A*
Pioneer Natural Resources Company     Tricon Global Restaurants, Inc.
Sodexho Marriott Services, Inc.*      The Union Corporation
Tricon Global Restaurants, Inc.
UCAR International, Inc.

* Independent companies spun out of Marriott International on March 27, 1998.

--------------------------------------------------------------------------------
                     PARTNERS FUND - PORTFOLIO INVESTMENTS
                         AT MARCH 31, 1998 (UNAUDITED)

      SHARES                                                    MARKET VALUE
    ----------                                                  ------------
Common Stock 90.0%
                     Beverages 5.1%
     4,604,800       The Seagram Company Ltd. (Foreign) .....   $175,845,800

                     Broadcasting 5.7%
     7,284,362       The News Corporation Limited
                       (Foreign).............................    196,222,501

                     Business Services 0.2%
       300,950      *Sodexho Marriott Services, Inc..........      7,993,984

                     Cable 10.7%
    10,686,100      *U S West Media Group....................    371,341,975

                     Environmental Services 5.8%
     6,550,000       Waste Management, Inc...................    201,821,875

                     Food 4.4%
     1,106,800       The Quaker Oats Company.................     63,364,300
       846,500       Ralston Purina Company..................     89,729,000
                                                                ------------
                                                                 153,093,300
                                                                ------------
                     Lodging 7.4%
     8,888,200      *Host Marriott Corporation...............    168,320,287
     1,203,800       Marriott International, Inc.............     44,766,313
     1,203,800       Marriott International, Inc. - Class
                       A.....................................     43,111,088
                                                                ------------
                                                                 256,197,688
                                                                ------------
                     Manufacturing 4.1%
     4,550,000      *UCAR International, Inc.................    142,756,250
                     Multi-Industry 7.5%
     1,565,000       Alexander & Baldwin, Inc................     47,830,313
     2,903,800       Philips Electronics N.V. (Foreign)......    213,247,812
                                                                ------------
                                                                 261,078,125
                                                                ------------
                     Natural Resources 7.9%
     1,237,700       The Pioneer Group, Inc..................     38,678,125
     4,017,400       Pioneer Natural Resources Company.......     99,932,825
     2,900,000       Rayonier Inc............................    132,493,750
                                                                ------------
                                                                 271,104,700
                                                                ------------
                     Property & Casualty Insurance 6.1%
       112,828      *Alleghany Corp..........................     38,361,520
    25,046,000       Mitsui Marine and Fire Insurance
                       Company, Ltd. (Foreign)...............    129,407,961
     6,603,000       The Nippon Fire & Marine Insurance
                       Company, Ltd. (Foreign)...............     27,085,198
     3,373,000       The Yasuda Fire and Marine Insurance
                       Company, Ltd. (Foreign)...............     17,225,302
                                                                ------------
                                                                 212,079,981
                                                                ------------

--------------------------------------------------------------------------------
                     PARTNERS FUND - PORTFOLIO INVESTMENTS
                         AT MARCH 31, 1998 (UNAUDITED)

      SHARES                                                     MARKET VALUE
    ----------                                                  --------------
                     Pharmaceuticals 2.0%
     1,770,350       Mallinckrodt Inc. ......................   $   69,928,825

                     Publishing 7.0%
     4,308,900       Knight Ridder, Inc......................      240,759,788

                     Real Estate 3.9%
     5,674,291       TrizecHahn Corporation (Foreign)........      133,700,483

                     Telecommunications 5.6%
     6,143,637      *360 degrees Communications Company......      191,988,656

                     Transportation 6.6%
     3,234,800      *FDX Corporation.........................      230,075,150
                                                                --------------
                     TOTAL COMMON STOCKS (COST
                       $2,164,409,991).......................    3,115,989,081
                                                                --------------
Short-Term Obligations 9.7%
Federal Home Loan Mortgage Corporation, 5.5% due 4-3-98......       99,970,000
Repurchase Agreement with State Street Bank,
  5.0% due 4-1-98............................................       87,753,000
U.S. Treasury Bill, 5.4% due 4-16-98.........................      149,667,500
                                                                --------------
                                                                   337,390,500
                                                                --------------
TOTAL INVESTMENTS (COST $2,501,800,491)(A)............   99.7%   3,453,379,581
OTHER ASSETS AND LIABILITIES, NET.....................    0.3       10,867,879
                                                        -----   --------------
NET ASSETS............................................  100.0%  $3,464,247,460
                                                        =====   ==============
NET ASSET VALUE PER SHARE....................................           $29.51
                                                                ==============

*  Non-income producing security
(a) Also represents aggregate cost for Federal income tax purposes.

Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 26% of Net Assets.

Open Forward Currency Contracts

   Currency          Currency Sold and         Currency     Unrealized
  Units Sold          Settlement Date        Market Value      Gain
--------------   --------------------------  ------------   -----------
14,552,730,000   Japanese Yen 1-28-99......  $114,400,958   $ 8,963,701
 4,493,857,500   Japanese Yen 2-26-99......   35,477,412      1,372,587
                                             ------------   -----------
                 Total Forward Contracts...  $149,878,370   $10,336,288
                                             ============   ===========

--------------------------------------------------------------------------------
                      REALTY FUND - MANAGEMENT DISCUSSION
              by C.T. Fitzpatrick, Mason Hawkins and Staley Cates

Longleaf Partners Realty Fund's net asset value increased by 1.4% in the first quarter. By comparison, the Wilshire Real Estate Securities Index declined .4% while the NAREIT Index dropped .5%. The Fund's long-term results also compare favorably to its benchmarks. (See Average Annual Returns table)

Some have noted the S&P 500's extraordinary returns and asked why real estate stocks behaved so differently. Over the long-term, returns from real estate have been similar to common stock results as measured by the S&P 500. Over shorter periods of time, however (a number of years in some cases), real estate returns differ significantly from common stocks. This divergence is desirable since long-term investors in both areas gain diversification benefits without sacrificing return. We expect the Realty Fund's quarterly and annual results to differ from the S&P 500's. Sometimes the difference will favor the Realty Fund; other times common stocks will lead.

We have now exhausted our views about markets and indices. We do not own either. We focus on the outstanding companies held in the Fund. Each combines quality real estate assets with superior management teams, and all were purchased at a substantial discount to our estimate of intrinsic worth. These characteristics should allow us to maximize long-term returns with minimal risk of permanent capital loss, a goal common to all three of our Funds.

The Realty Fund's price-to-value ratio is close to its all time low. We do not know when the general market will recognize these values nor do we worry about it. We spend a great deal of time, however, making sure that the individual companies that comprise the Realty Fund are growing their per share value. We are extremely pleased with the progress being made by our owner-operator partners. We have recently added $6.5 million to our permanent investment in the Fund.

During the first quarter we sold two large positions, Wellsford and Arden. Under our investment policies, our Wellsford Real Properties position limited our ability to purchase an even more compelling company, Excel Legacy Corp. We were required to sell Wellsford sooner than we would have otherwise. Wellsford is an outstanding company run by wonderful partners, and its price did not fully reflect its value. Excel Legacy's properties are even more attractive, its management equally impressive, and its price-to-value ratio more tantalizing.

We sold Arden because of our emphasis on PER SHARE value. The company has done an outstanding job buying, leasing and managing suburban office properties in Southern California. However, Arden's recent equity offering diluted its per share value. With a number of more attractively priced alternatives, we redeployed the proceeds from Arden into companies with a wider margin of safety.

--------------------------------------------------------------------------------
                     REALTY FUND - PERFORMANCE HISTORY AND
                               PORTFOLIO SUMMARY
                            AVERAGE ANNUAL RETURNS*

                      FOR THE PERIODS ENDED MARCH 31, 1998

                                                 Wilshire       NAREIT
                                    Realty     Real Estate      Equity
                                     Fund    Securities Index   Index
                                    ------   ----------------   ------
Year-to-Date                         1.38%        (0.41)%       (0.47)%
One Year                            23.23         17.18         18.87
Since inception 1/2/96              31.56         24.52         23.96

* The average annual returns shown are shown with all dividend and distributions reinvested. The indices shown are unmanaged. Past performance is no guarantee of future performance, and the value of an investment when redeemed may be more or less than the purchase price.

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 35.9% OF NET ASSETS)

HOST MARRIOTT CORPORATION (HMT)                                            10.5%
Owner of 99 upscale and luxury full-service Marriott and Ritz Carlton hotels and 31 assisted living centers, which are operated by Marriott International.

EXCEL LEGACY CORPORATION                                                    8.5%
A C-Corp spun out of Excel Realty Trust and focused on development and re-development of unique real estate projects throughout the U.S.

TIMBERWEST TIMBER TRUST (TBW)                                               6.0%
The largest private timberland owner in Western Canada with over 800,000 acres in British Columbia.

CATELLUS DEVELOPMENT CORPORATION (CDX)                                      5.6%
A diversified real estate company that owns, manages and develops industrial warehouses, offices, apartments and residential communities. CDX has substantial land holdings throughout the U.S.

FOREST CITY ENTERPRISES, INC. (FCE)                                         5.3%
A vertically integrated real estate company which develops, constructs, owns, and manages commercial (primarily urban infill, mixed-use projects) and residential real estate throughout the U.S.

                               PORTFOLIO CHANGES
                     JANUARY 1, 1998 THROUGH MARCH 31, 1998

              NEW HOLDINGS                           ELIMINATIONS
              ------------                           ------------
Beacon Capital Partners, Inc.             Arden Realty, Inc.
Excel Legacy Corporation - Series A       Sunburst Hospitality Corporation
  Liquidating Preference Convertible      Wellsford Real Properties, Inc.
Marriott International, Inc. - Class A*   White River Corporation
Sodexho Marriott Services, Inc.*

* Independent companies spun out of Marriott International on March 27, 1998.

--------------------------------------------------------------------------------
                      REALTY FUND - PORTFOLIO INVESTMENTS
                         AT MARCH 31, 1998 (UNAUDITED)

      SHARES                                                    MARKET VALUE
    ----------                                                  ------------
Common Stock - 82.3%
                     Diversified Realty 13.3%
     2,563,000      *Catellus Development Corporation........   $ 47,575,688
       739,300       Forest City Enterprises, Inc. - Class
                     A.......................................     41,724,244
        61,200       Forest City Enterprises, Inc. - Class
                     B.......................................      3,453,975
       783,000       Sizeler Property Investors, Inc.
                     (REIT)..................................      8,661,937
       440,600       TrizecHahn Corporation (Foreign)........     10,381,637
                                                                ------------
                                                                 111,797,481
                                                                ------------
                     Lodging 17.0%
     4,738,400      *Host Marriott Corporation...............     89,733,450
       102,300       Marriott International, Inc.............      3,804,281
       102,300       Marriott International, Inc. - Class
                     A.......................................      3,663,619
     2,112,300      *Red Roof Inns, Inc......................     38,549,475
       558,346      *Supertel Hospitality, Inc...............      6,839,738
                                                                ------------
                                                                 142,590,563
                                                                ------------
                     Mortgage Financing 3.3%
       789,500       Bay View Capital Corp...................     27,435,125
                     Natural Resources/Land 16.2%
     1,980,000      *Castle & Cooke, Inc.....................     33,288,750
       650,000       Deltic Timber Corporation...............     19,459,375
       650,000       The Pioneer Group, Inc..................     20,312,500
       261,000       Rayonier Inc............................     11,924,438
     6,950,000       TimberWest Timber Trust (Foreign).......     51,314,957
                                                                ------------
                                                                 136,300,020
                                                                ------------
                     Office 20.2%
       892,400       Alexandria Real Estate Equities, Inc.
                     (REIT)..................................     28,277,925
     1,975,000      *Beacon Capital Partners, Inc.(b)
                     (REIT)..................................     39,500,000
     1,200,700       Boston Properties Inc. (REIT)...........     42,249,631
       687,200       Cousins Properties Incorporated
                     (REIT)..................................     21,217,300
     1,940,000       Prime Group Realty Trust (REIT).........     38,800,000
                                                                ------------
                                                                 170,044,856
                                                                ------------
                     Retail 12.2%
     1,223,800       Getty Realty Corp.......................     28,070,912
       993,800      *IHOP Corp...............................     38,137,075
     2,442,100       Prime Retail, Inc. (REIT)...............     36,478,869
                                                                ------------
                                                                 102,686,856
                                                                ------------

 ------------------------------------------------------------------------------
                      REALTY FUND - PORTFOLIO INVESTMENTS
                         AT MARCH 31, 1998 (UNAUDITED)

      SHARES                                                    MARKET VALUE
    ----------                                                  ------------
                     Non-Realty 0.1%
        25,575      *Sodexho Marriott Services, Inc..........   $    679,336
                                                                ------------

                     TOTAL COMMON STOCKS (COST
                     $611,414,450)...........................    691,534,237
                                                                ------------
Preferred Stock - 8.7%
                     Diversified Realty 8.7%
    14,600,000      *Excel Legacy Corporation - Series A
                     Liquidating Preference Convertible(b)...     73,000,000
                                                                ------------
                     TOTAL PREFERRED STOCK (COST
                     $73,000,000)............................     73,000,000
                                                                ------------
Options - 1.2%
     CONTRACTS
     ---------
                     Put Options Written
         5,494       Newhall Land and Farming Company,
                     expiring
                     April '99 @ $20 (Premiums received
                     $1,076,268).............................        (16,482)
         2,967       Newhall Land and Farming Company,
                     expiring October '99 @ $25 (Premiums
                     received $709,919)......................       (166,152)
                     Call Options Purchased
         5,494       Newhall Land and Farming Company,
                     expiring
                     April '99 @ $20 (Cost $1,761,493).......      7,526,780
         2,967       Newhall Land and Farming Company,
                     expiring October '99 @ $25 (Cost
                     $1,225,243).............................      2,978,868
                                                                ------------
                                                                  10,323,014
                                                                ------------
Corporate Bonds - 2.8%
    PRINCIPAL
      AMOUNT
    ----------
    34,000,000       Marriott International, Inc. Liquid
                     Yield
                     Option Notes (LYONs), zero coupon conv.
                     sub. notes due 2011 (Cost
                     $19,607,042)............................     23,247,500
                                                                ------------
    Short-Term Obligations 4.3%
                                                                  35,898,000
    Repurchase Agreement with State Street Bank, 5.0% due
    4-1-98...................................................
                                                                ------------
TOTAL INVESTMENTS (COST $741,120,041)(A)..............   99.3%   834,002,751
OTHER ASSETS AND LIABILITIES, NET.....................    0.7      5,737,780
                                                        -----   ------------
NET ASSETS............................................  100.0%  $839,740,531
                                                        =====   ============
NET ASSET VALUE PER SHARE....................................         $17.59

*  Non-income producing security
(a) Also represents aggregate cost for Federal income tax purposes.
(b) Illiquid/restricted security.

Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 7% of Net Assets.

--------------------------------------------------------------------------------
                     SMALL-CAP FUND - MANAGEMENT DISCUSSION
                       by Mason Hawkins and Staley Cates

Small-Cap completed an eventful and successful three months with a number of companies contributing to the first quarter's 12.4% return. Four of our holdings were, or are in the process of being acquired: Showboat, Union Corp., White River, and Zurn. In addition, Vanguard Cellular sold a part of its subscriber base for a premium price. Alleghany announced the spin-off of its Chicago Title Insurance business. Corecomm, U S West Media Group, and Midas were also large contributors.

Our cash level has risen to 20%, and investment opportunities in the U.S. continue to elude us. We are, however, finding attractively priced businesses elsewhere. We own four Canadian companies, representing 18% of our assets. Shaw Communications, our largest holding, contributed a substantial amount to first quarter performance as cable television companies regained investor interest. Gendis and Timberwest, two other Canadian firms, remain among the most undervalued companies in the portfolio.

We have taken relatively small stakes in a number of Japanese companies, each selling at steeper discounts than U.S. stocks have seen since 1974. Many of these are available at less than their net cash or net/net working capital positions, with no recognition of their underlying business values. Even if these companies never produce another yen of revenue or profit (which they will), and even with the widely reported structural problems in the Japanese economy, these businesses could be liquidated or sold for significantly more than what we have paid. Collectively, our Japanese holdings are 5% of assets, and our currency exposure is hedged.

On a final note, some of you have asked when or if the Small-Cap Fund will reopen. It was closed because our cash levels exceeded our investment ideas. That situation remains the same today, and the Fund has surpassed $1.1 billion in assets. Even if volatility or a market correction present buying opportunities again, the Fund will most likely remain closed to new investors to maintain our small cap focus and our concentration strategy.

--------------------------------------------------------------------------------
                    SMALL-CAP FUND - PERFORMANCE HISTORY AND
                               PORTFOLIO SUMMARY
                            AVERAGE ANNUAL RETURNS*
                      FOR THE PERIODS ENDED MARCH 31, 1998

                                 Small-Cap   Russell 2000   Value-Line
                                   Fund         Index         Index
                                 ---------   ------------   ----------
Year-to-Date                       12.40%       10.06%         10.03%
One Year                           35.69        42.01          34.83
Three Years                        29.59        24.42          19.63
Five Years                         21.19        17.67          12.29

 * The average annual returns for the Longleaf Partners Small-Cap Fund and the Russell 2000 Index, from initial public offering on 2/21/89 through 3/31/98 were 13.63% and 15.00%, respectively. From inception through 3/31/91, the Fund was managed by a different portfolio manager.

   The average annual returns for the Fund and the Russell 2000 are shown with all dividends and distributions reinvested; the Value-Line Geometric Index is not available with reinvested dividends. The indices shown are unmanaged. Past performance is no guarantee of future performance, and the value of an investment when redeemed may be more or less than the purchase price.

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 27.6% OF NET ASSETS)

SHAW COMMUNICATIONS INC. (SCL)                                              8.3%
A Canadian cable television company which also provides high-speed Internet access and digital audio services.

U S WEST MEDIA GROUP (UMG)                                                  5.9%
Cable and communications company whose focus is providing a single line to the home for multiple services including video, Internet access, and voice.

BAY VIEW CAPITAL CORP. (BVCC)                                               4.5%
The holding company for Bay View Federal Bank which uses deposits and other funds to originate and purchase real estate loans and consumer loans, and serves the nine counties contiguous with San Francisco Bay through 27 branch offices and one loan production office.

FDX CORPORATION (FDX)                                                       4.5%
Integrated air-ground transportation company providing time-definite delivery of packages and documents worldwide.

TIMBERWEST TIMBER TRUST (TBW)                                               4.4%
The largest private timberland owner in Western Canada with over 800,000 acres in British Columbia.
                               PORTFOLIO CHANGES
                     JANUARY 1, 1998 THROUGH MARCH 31, 1998

           NEW HOLDINGS                      ELIMINATIONS
           ------------                      ------------
Kentucky Fried Chicken Japan        Celestial Seasonings, Inc.
Kuraya Corporation                  Showboat, Inc.
Midas Inc.                          The Union Corporation
Nippon Broadcasting System          White River Corporation
Nippon Shoji Kaisha Ltd.            Zurn Industries, Inc.
Shaw Communications Inc. - Class A
Showa Pharmaceutical Co. Ltd.

--------------------------------------------------------------------------------
                     SMALL-CAP FUND - PORTFOLIO INVESTMENTS
                         AT MARCH 31, 1998 (UNAUDITED)

      SHARES                                                    MARKET VALUE
    ----------                                                  ------------
Common Stock 79.5%
                     Advertising 0.5%
        14,600       Grey Advertising Inc. - Class A.........   $  5,416,600
                     Broadcasting 0.3%
        80,000       Nippon Broadcasting System (Foreign)....      3,215,572
                     Business Services 2.0%
     1,038,700      *Pinkerton's, Inc........................     23,955,019
                     Cable 14.2%
       100,000      *Shaw Communications Inc. - Class A
                       (Foreign).............................      1,487,237
     6,479,800      *Shaw Communications Inc. - Class B
                       (Foreign).............................     96,369,995
     1,980,000      *U S West Media Group....................     68,805,000
                                                                ------------
                                                                 166,662,232
                                                                ------------
                     Commercial Lighting 0.4%
       223,350       Thomas Industries, Inc..................      4,969,538
                     Financial Services 0.9%
       209,700       Duff & Phelps Credit Rating Co..........     10,563,638
                     Investment Management Companies 2.1%
        87,600       Baker, Fentress & Company...............      1,642,500
       836,000       United Asset Management Corporation.....     22,781,000
                                                                ------------
                                                                  24,423,500
                                                                ------------
                     Manufacturing 1.5%
       291,800      *American Safety Razor Company...........      5,142,975
       407,500       AMETEK, Inc.............................     12,199,531
                                                                ------------
                                                                  17,342,506
                                                                ------------
                     Mortgage Financing 4.5%
     1,515,000       Bay View Capital Corp...................     52,646,250
                     Natural Resources 11.9%
       845,000       Deltic Timber Corporation...............     25,297,187
     2,748,496       Gendis Inc. - Class A (Foreign).........     35,465,088
       865,000       The Pioneer Group, Inc..................     27,031,250
     6,950,000       TimberWest Timber Trust (Foreign).......     51,314,957
                                                                ------------
                                                                 139,108,482
                                                                ------------
                     Pharmaceuticals 0.1%
       184,900       Kuraya Corporation (Foreign)............      1,178,580
         5,000       Nippon Shoji Kaisha Ltd. (Foreign)......         14,248
         5,000       Showa Pharmaceutical Co. Ltd
                       (Foreign).............................         25,159
                                                                ------------
                                                                   1,217,987
                                                                ------------

--------------------------------------------------------------------------------
                     SMALL-CAP FUND - PORTFOLIO INVESTMENTS
                         AT MARCH 31, 1998 (UNAUDITED)

      SHARES                                                     MARKET VALUE
    ----------                                                  --------------
                     Property & Casualty Insurance
                       13.9%
       126,273      *Alleghany Corporation...................   $   42,932,820
     2,556,000       The Chiyoda Fire and Marine Insurance
                       Company, Ltd. (Foreign)...............        9,890,402
     2,584,000       The Dai-Tokyo Fire and Marine Insurance
                       Company, Ltd. (Foreign)...............       10,153,767
     1,777,400       Hilb, Rogal and Hamilton Company........       32,992,988
     1,702,000       The Koa Fire and Marine Insurance
                       Company, Ltd. (Foreign)...............        7,249,554
     6,350,000       The Nissan Fire & Marine Insurance
                       Company, Ltd. (Foreign)...............       24,285,514
       660,800       Orion Capital Corporation...............       36,137,500
                                                                --------------
                                                                   163,642,545
                                                                --------------
                     Real Estate 10.2%
     1,500,700      *Catellus Development Corporation........       27,856,744
     1,135,400       Cousins Properties Incorporated.........       35,055,475
       552,900      *IHOP Corp...............................       21,217,537
     1,520,000       TrizecHahn Corporation (Foreign)........       35,815,000
                                                                --------------
                                                                   119,944,756
                                                                --------------
                     Restaurants 1.5%
         9,000       Kentucky Fried Chicken Japan
                       (Foreign).............................           77,615
       982,400      *VICORP Restaurants, Inc.................       18,051,600
                                                                --------------
                                                                    18,129,215
                                                                --------------
                     Retail 7.9%
       328,030       Dart Group Corporation..................       44,940,110
     2,333,400      *Midas Inc...............................       48,126,375
                                                                --------------
                                                                    93,066,485
                                                                --------------
                     Telecommunications 3.1%
       745,000   *   Corecomm, Inc...........................       12,408,943
     1,349,109   *   Vanguard Cellular Systems, Inc. -- Class
                       A.....................................       24,536,920
                                                                --------------
                                                                    36,945,863
                                                                --------------
                     Transportation 4.5%
       740,000   *   FDX Corporation.........................       52,632,500
                                                                --------------
         TOTAL COMMON STOCKS (COST $705,797,693).............      933,882,688
                                                                --------------

--------------------------------------------------------------------------------
                     SMALL-CAP FUND - PORTFOLIO INVESTMENTS
                         AT MARCH 31, 1998 (UNAUDITED)

      SHARES                                                     MARKET VALUE
    ----------                                                  --------------
Short-Term Obligations 20.0%
Federal Home Loan Mortgage Corporation, 5.5% due 4-3-98......       49,985,000
Federal Home Loan Mortgage Corporation, 5.4% due 5-1-98......       49,773,772
Repurchase Agreement with State Street Bank, 5.0% due
  4-1-98.....................................................       85,824,000
U.S. Treasury Bill, 5.4% due 4-16-98.........................       49,889,167
                                                                --------------
                                                                   235,471,939
                                                                --------------
TOTAL INVESTMENTS (COST $941,269,632)(A)..............   99.5%   1,169,354,627
OTHER ASSETS AND LIABILITIES, NET.....................    0.5        5,724,353
                                                        -----   --------------
NET ASSETS............................................  100.0%  $1,175,078,980
                                                        =====   ==============
NET ASSET VALUE PER SHARE....................................           $24.93

*   Non-income producing security
(a) Also represents aggregate cost for Federal income tax purposes.

Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 24% of Net Assets.

Open Forward Currency Contracts

  Currency              Currency Sold and             Currency     Unrealized
 Units Sold              Settlement Date            Market Value      Gain
-------------   ----------------------------------  ------------   ----------
3,815,184,590   Japanese Yen 5-13-98..............  $28,880,954    $1,623,803
  118,938,180   Canadian Dollars 10-28-98.........   83,943,228     1,231,602
2,534,474,657   Japanese Yen 2-26-99..............   20,008,779       697,624
  156,510,903   Japanese Yen 3-15-99..............    1,238,673        34,741
    5,146,806   Japanese Yen 3-30-99..............       40,799           753
  406,183,921   Japanese Yen 3-31-99..............    3,219,821        71,783
                                                    ------------   ----------
                Total Forward Contracts...........  $137,332,254   $3,660,306
                                                    ============   ==========

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                                       17

                           (Intentionally Left Blank)

--------------------------------------------------------------------------------
                               SERVICE DIRECTORY

FUND INFORMATION                                                  (800) 445-9469
To request a prospectus, financial report, application or other Fund information call (800) 445-9469 from 8:00 a.m. to 8:00 p.m. Eastern time, seven days a week.

EXISTING SHAREHOLDER INQUIRIES                                    (800) 488-4191
To request action on your existing account contact the transfer agent, NFDS, at
(800) 488-4191 from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

     Mail correspondence to:              Overnight address:
     Longleaf Partners Funds            Longleaf Partners Funds
            c/o NFDS                           c/o NFDS
         P.O. Box 419929               1004 Baltimore, 5th Floor
   Kansas City, MO 64141-6929            Kansas City, MO 64105
                                            (816) 435-5241

24-HOUR AUTOMATED INFORMATION                                     (800) 378-3788
For automated reporting of daily prices, account balances and transaction activity call (800) 378-3788, 24-hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

SERVICES FOR FINANCIAL ADVISORS                                   (800) 761-2509
Please contact Lee Harper or Mary Williamson for additional information.

PUBLISHED DAILY PRICE QUOTATIONS
Daily net asset values per share of each Fund are reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading LONGLEAF PARTNERS as follows:

                                 TRANSFER AGENT
ABBREVIATION  SYMBOL    CUSIP     FUND NUMBER
------------  ------  ---------  --------------
  Partners    LLPFX   543069108       133
   Realty     LLREX   543069306       135
   Sm-Cap     LLSCX   543069207       134

                           (Intentionally Left Blank)

--------------------------------------------------------------------------------
                             TRUSTEES AND OFFICERS

Trustees
  O. Mason Hawkins, Chairman
  Chadwick H. Carpenter, Jr.
  Daniel W. Connell, Jr.
  Steven N. Melnyk
  C. Barham Ray
  W. Reid Sanders

Officers
  O. Mason Hawkins, Co-Portfolio Manager and Chief Executive Officer

  W. Reid Sanders, President

  G. Staley Cates, Co-Portfolio Manager and Vice President - Investments

  C. T. Fitzpatrick, Co-Portfolio Manager of the Realty Fund and Vice-President - Investments

  Charles D. Reaves, Executive Vice President and General Counsel

  Julie M. Douglas, Executive Vice President - Operations and Treasurer

  Lee B. Harper, Executive Vice President - Marketing

  Frank N. Stanley III, Vice President - Investments

  John B. Buford, Vice President - Investments

  Randy D. Holt, Vice President and Secretary

Transfer Agent
  National Financial Data Services
  Kansas City, Missouri

Custodian
  State Street Bank & Trust Company
  Boston, Massachusetts

Special Legal Counsel
  Dechert Price & Rhodes
  Washington D.C.

Independent Public Accountants
  Coopers & Lybrand L.L.P.
  Boston, Massachusetts

                            Longleaf Partners Funds
                                    c/o NFDS
                                P.O. Box 419929
                           Kansas City, MO 64141-6929

                           Fund Information Requests
                                 (800) 445-9469
                         Shareholder Account Inquiries
                                 (800) 488-4191